UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                BROWARD DIVISION



                                         |    CASE NO.  98-21966-BKC-PGH
                                         |    CASE NO.  98-21967-BKC-PGH
                                         |    CASE NO.  98-21968-BKC-PGH
                                         |    CASE NO.  98-21969-BKC-PGH
In re                                    |    CASE NO.  98-21970-BKC-PGH
                                         |    CASE NO.  98-21971-BKC-PGH
NAL FINANCIAL GROUP, INC. et al.         |    CASE NO.  98-21972-BKC-PGH
                                         |
          Debtors.                       |    SUBSTANTIVELY CONSOLIDATED
------------------------------------------


                               CONFIRMATION ORDER
                               ------------------

      This Court held a hearing on September 22, 1998 at 9:30 a.m. to consider confirmation of the Amended Plan of Reorganization (the "Plan") filed herein by the Debtors NAL Financial Group, Inc. ("NALF"), NAL Acceptance Corp. ("NALA") and Autorics, Inc. ("Autorics") (collectively the "Debtors") under chapter 11 of the Bankruptcy Code (the "Code"). As is more fully set forth below, the Debtors' Plan is confirmed and in connection therewith, the Court makes the following findings of fact, conclusions of law and rulings.

                                FINDINGS OF FACT
                                ----------------

     On or about August 10, 1998 this Court entered an order captioned "Order
(I) Approving Disclosure Statement; (II) Setting Hearing on Confirmation of Plan; (III) Setting Hearing on Fee Applications; (IV) Setting Various Deadlines; and, (V) Describing Plan Proponent's Obligations (C.P. 425) ("Disclosure Statement Order"). The Disclosure Statement Order set September 22, 1998 as the date for the confirmation hearing. The Disclosure Statement Order further provides that the Court may continue the hearing notice given in open Court. On September 22, 1998 when this Court was advised that there were unresolved objections to confirmation, this Court

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announced that the confirmation hearing would be adjourned and reconvened on
September 22, 1998 at 11:00 a.m.

     On or about September 17, 1998, the Debtors filed under their Certificate of Proponent of Plan on Acceptance of Plan, Report on Amount to be Deposited, Certificate of Amount Deposited and Payment of Fees (C.P. 598) affidavits of John P. Barbee, who has acted as the accountant for the Debtors during this Chapter 11 and, the affidavit of William Dyer, who has acted as the CEO of the Debtors since April 29, 1998. The Debtors also filed under that same notice of filing the Debtors' Certificate of Proponent of Plan on Acceptance of Plan, Report on Amount to be Deposited, Certificate of Amount Deposited and Payment of Fees ("Proponent's Certificate").

     The Disclosure Statement Order set September 14, 1998 as the deadline for filing objections to confirmation. Objections were timely filed by Susquehanna Bank (C.P. 582), Bankers Trust Company (C.P. ______), Textron Financial Corporation (C.P. 584), The United States Trustee (C.P. 585), Greenwich Capital Markets, Inc/Greenwich Capital Financial Products, Inc. (C.P. 583) and First Financial Acceptance, Inc. (C.P. 558). None of the objections are accompanied by an affidavit setting forth a factual predicate for such objection. All of the objections except for those of Bankers Trust and Susquehanna Bank were resolved before the commencement of the adjourned hearing held at 11:00 a.m. on September 22, 1998.

     The Plan has a total of thirteen (13) separate classes of creditors, twelve
(12) of which are impaired. Classes 7 and 8, which consist of creditors whose allowed claims arise out of the purchase or sale of NALF's common stock or the ownership of that stock, respectively, did not receive ballots and are deemed to have rejected the Plan. Of the remaining ten (10) impaired

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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classes of creditors, Classes 2, 3, 4(1), 5, 6 and 7 accepted the Plan. Class 5 consists of the allowed claims of general unsecured creditors that accepted the Plan by 84.958% in dollar amount and 88.889% of the total number of ballots filed. The Debtor NALF, when reorganized, will issue new equity interests as set forth in Article V, Section A, P.5.1 of the Plan. The new equity interests will be issued on the Effective Date and when issued, Greenwich and Conseco will own the Reorganized Debtor NALF which in turn will own all of the stock of the Reorganized Debtor NALA which in turn owns all of the stock of the Reorganized Debtor Autorics. As a condition precedent to that event occurring, the Plan as well as the respective term sheet agreements require Conseco and Greenwich to contribute new equity capital and to make available working capital loans according to the formula set forth in Article V, Section C, P.5.3 of the Plan. The precise amount of equity capital Conseco and Greenwich are to contribute is not yet determined since it is a function of what the amount of cash the Debtors have remaining on hand after the payments that are required in Articles III and IV of the Plan have been made (Conseco and Greenwich are each making substantial new value contributions to the Debtors). The resulting capital that the Debtors will have available in large measure, results in this Court concluding that there will not be a requirement for these Debtors to reorganize as more fully set forth below in the conclusions of law with respect to 11 U.S.C. ss.1129(a)(11).

                                 The Objections
                                 --------------

     Bankers Trust Company filed a "limited objection" which essentially seeks as relief a contingent confirmation order. Bankers Trust's "limited objection" specifically requests that this

------------
     1 Greenwich has sought permission to change its vote in Classes 3 and 4. Such a vote would result in both Classes "accepting" the Plan.

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
                                 through and including CASE NO. 98-21972-BKC-PGH


Court only confirm the Plan provided that the issues raised in the limited objection are satisfied. Certain of the issues raised by Bankers Trust are clearly not confirmation issues. By way of example but not limitation, Bankers Trust objects in paragraph 7(c) of its "limited objection" to confirmation on the grounds that the objections to claims (presumably the objection filed by the Debtors and the Official Committee of Unsecured Creditors) have not been resolved. The same may be said for the objections raised in paragraph 8(a) and
(b) of Bankers Trust's limited objection. All of those objections raised matters that are inappropriate to deal with in the context of determining whether the Plan Proponent has satisfied the requirements of 11 U.S.C. ss.1129.

     The matters raised in P.P.7(a) and 7(b) are, at least to some extent, appropriate issues to raise in the context of confirmation. As to the issues relating to the Debtors' ability to pay the $1.8 Million to NAL Auto Trust 1997-2 as raised in Bankers Trust's limited objection P.7(b)(i), this Court is satisfied that it is adequately addressed in Schedule 1 to the Proponent's Certificate which sets forth the proposed disposition of those amounts that the Debtors' counsel has on deposit in his trust account which includes over $2 Million for payments to be made under the Plan other than to the holders of allowed Class 5 claims.

     The remaining objections relate to the fact that the Master Servicer Agreement between Bankers Trust and Conseco has not yet been completed, the amendments to the Interim Servicing Agreement have not yet been completed and there is no evidence that Conseco or Greenwich will in fact contribute the capital they have agreed to contribute pursuant to the Plan and the various term sheet agreements attached to the Amended Disclosure Statement which set forth the requirements for those capital contributions.

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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     The fact that the amendments to the Interim Servicing Agreement have not yet been completed should not be a bar to confirmation since Bankers Trust and the Debtors have been operating under an understanding, if not a written agreement, since at least July 1 of this year and the failure to have those amendments completed certainly has not had any adverse impact to date. The parties have now agreed in principle to extend the Interim Servicing Agreement to the earlier of the Effective Date or the date that the Debtors cease servicing. While this Court urges the parties to execute the amendments to the Interim Servicing Agreement, execution is not a requirement of confirmation.

     The capital contributions to be made by Greenwich and Conseco are not required under the Plan until the Effective Date as that term is defined in the Plan. That will be thirty days from the date this Order is entered. Bankers Trust has not produced any evidence that Conseco or Greenwich are unable or unwilling to make those contributions, or have evidenced any intent not to make the contributions. Had such evidence been produced by Bankers Trust, this Court would be more concerned. Conseco, Inc.'s resources are a matter of public record and it has already invested in excess of $30 Million in the Debtors, pre-petition. Greenwich has funded a $50 Million loan pre-petition and the Debtors are comfortable that Conseco and Greenwich will meet their obligations under the term sheet agreements. Clearly, if they do not, the Debtors have available to them appropriate remedies in this Court.

     The remaining issue raised by Bankers Trust relates to the failure of Bankers Trust and Conseco to have finalized the terms and conditions under which Conseco will assume the obligation to service the NAL Auto Trusts 1996-4 and 1997-2 and the Debtors would actually

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                                through and inceluding CASE NO. 98-21972-BKC-PGH


perform the servicing by acting as Conseco's agent. Bankers Trust points out that Exhibit 6 to the Amended Disclosure Statement and specifically paragraph 4 provides as follows:

     At the time of confirmation of the Plan, Bankers Trust shall appoint Conseco as the servicer and administrator of the Trusts (the "Master Servicer") pursuant to the terms related to a successor Servicer under the Sale and Servicing Agreement related to the trusts and administration under the Administration Agreements related to the trusts; and Conseco, as Master Servicer and Administrator thereunder, shall then assume and perform such duties and obligations thereunder; provided however, that Conseco shall not be liable for any acts or omissions of NAL occurring prior to the effective date of the Plan...


Simply stated, the Bankers Trust term sheet appears to require that Conseco, which is a party to the agreement, become the master servicer as of or by the confirmation date. However, as the Debtors correctly point out, Art. V, Section K, P.5.17 of the Plan provides that Conseco shall become the master servicer for NAL Auto Trusts 1996-4 and 1997-2 and that the Reorganized Debtors shall become Conseco's agent on the "Effective Date." Paragraph 5.2 provides that in the event of any conflict between the Plan and the term sheets, the provisions of the Plan govern. Consequently, while Bankers Trust may have other remedies available to it under the Code in the event that the agreement between Conseco and Bankers Trust is not finalized by the "Effective Date" it does not appear to this Court that the failure to have that agreement completed as of today's date constitutes a legal or factual basis for this Court to deny confirmation to the Plan Proponents.

                               CONCLUSIONS OF LAW
                               ------------------

     Based upon the foregoing, and the factual matters set forth in the Certificate of Plan Proponent on Acceptance of Plan, Report on Amount to Be Deposited, Certificate of Amount Deposited and Payment of Fees; the Confirmation Affidavit of William Dyer; the Confirmation

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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Affidavit of John P. Barbee and the proffer made on the record by counsel for the Debtors, the Court makes the following conclusions of law:

     1. The Debtors' Plan satisfies 11 U.S.C. ss.1129(a)(1) in that it complies with the applicable provisions of title 11.

     2. The Court finds that the Plan has been proposed in good faith and not by any means forbidden by law. Therefore, the Plan satisfies 11 U.S.C. ss.1129(a)(2) and (3).

     3. The Plan satisfies 11 U.S.C. ss.1129(a)(4) in that this Court retains jurisdiction to determine the reasonableness of any compensation to be paid by the Debtors for services or costs and expenses in connection with this case.

     4. The Plan satisfies 11 U.S.C. ss.1129(a)(5) in that the identity and affiliations of directors and officers of the Reorganized Debtors has been sufficiently disclosed in the Debtors' Amended Disclosure Statement. The continuance in office of those individuals is consistent with the interests of creditors in this case and with public policy.

     5. This Court finds that 11 U.S.C. ss.1129(a)(6) is not relevant to this case and that 11 U.S.C. ss.1129(a)(7) has been met in that each impaired class of claims or interests has either accepted the Plan or will receive or retain under the Plan, on account of such claim or interest, property of a value, as of the Effective Date of the Plan, that is not less than the amount such holder would receive if this case were converted and liquidated under chapter 7 of title 11.

     6. The Plan provides for payment, on the Effective Date, of claims of a kind specified in 11 U.S.C. ss.507(a)(1). There are no claims of a kind specified in 11 U.S.C. ss.507(a)(2). The claims of a kind specified in 11 U.S.C. ss.507(a)(3) and (4) are to be paid in cash on the Effective

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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Date. There are no claims of a kind specified in 11 U.S.C. ss.507(a)(5), (6) or
(7). As such, this Court finds that the Plan satisfies 11 U.S.C. ss.1129(a)(9).

     7. The provisions of 11 U.S.C. ss.1129(a)(10) have been fulfilled in that there are three (3) classes of impaired claims which have accepted the Plan. Moreover, to the extent that Conseco, Inc. or its affiliates are determined to be insiders, there is at least one (1) class of claims that is impaired under the Plan that has accepted the Plan and that does not consist of insiders.

     8. The requirements of 11 U.S.C. ss.1129(a)(11) have been met in that it would appear, based upon the Affidavit of William Dyer, that confirmation of the Debtors' Plan is not likely to be followed by the liquidation or need for further financial reorganization of the Debtors, primarily due to the facts that:


          a.   the Debtors are receiving a significant capital infusion;

          b. the Debtors have eliminated that portion of the business which was never profitable - loan origination; and,

          c. the Debtors now receive current compensation for the servicing of loans which was not the case, historically.

     9. The Plan meets the requirements of 11 U.S.C. ss.1129(a)(12) because all of the fees payable under 28 U.S.C. ss.1930, as determined by this Court at the hearing on confirmation, either have been paid or will be paid pursuant to the terms of the Plan as of the Effective Date.

     10. The requirements of 11 U.S.C. ss.1129(a)(13) have been met based upon the Affidavit of William Dyer in that all retiree benefits have been paid.

     11. The requirements of 11 U.S.C. ss.1129(a)(8) have not been met and therefore it is appropriate to determine whether the requirements of ss.1129(b) have been met with respect to each impaired class that has not accepted the Plan. There are seven (7) such classes. The impaired

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
                                 through and including CASE NO. 98-21972-BKC-PGH


classes are Classes 2 through 12. The impaired classes accepting the Plan are Classes, 2, 5, 6 and 7. Class 3 which is the allowed secured class of Greenwich Capital Markets, Inc./Greenwich Capital Financial Products, Inc. ("Greenwich") has requested authority to change its vote in favor of the Plan and the Court hereby accepts Greenwich's change in ballot and Class 3 is hereby deemed to have accepted the Plan. Class 4 consists of the allowed claims of Greenwich and Conseco, Inc. which are simply unsecured claims where the holders of such claims have agreed to treatment outside of Class 5.

     12. The Debtors satisfy the requirements for cramdown with respect to Class 4 Claims under 11 U.S.C. ss.1129(b)(2)(B) because the Plan provides that each holder of a claim of such class will receive or retain on account of such claim property of a value, as of the Effective Date of the Plan, equal to the allowed amount of such claim. Moreover, the requirements of 11 U.S.C. ss.1129(b)(2)(B)(ii) have been satisfied in that interests which are junior to Class 4 Claims, other than the Conseco claims Classes 6 and 7 which Conseco has voted in favor of the Plan, will not receive or retain any property. Specifically, shareholders and claimants whose claims arise out of the purchase of NAL Financial Group, Inc.'s common stock, which are Classes 9 and 8, respectively, do not receive any distribution under the Plan.

     13. Classes 8 and 9 did not receive ballots and are deemed to have rejected the Plan. The Debtors have met the requirements for cramdown on the equity security holders as set forth in 11 U.S.C. ss.1129(b)(2)(C)(i) since the holder of such interests do not have any fixed liquidation preference to which they are entitled, do not have a fixed redemption price to which they are entitled and the value of such interest is zero since the Debtors are not in a position to pay all of their creditors in full and consequently, equity would not receive anything in a liquidation.

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
                                 through and including CASE NO. 98-21972-BKC-PGH


     14. The Debtors have met the requirements of 11 U.S.C. ss.1129(b)(2)(A) with respect to the cramdown of the secured claims in Classes 10, 11 and 12. The allowed Class 10 Claim will be satisfied by a surrender of that claimant's collateral either directly to the claimant or in the form of an abandonment pursuant to the Plan. Classes 11 and 12 are each being satisfied by payment according to the Plan over a period of five (5) years in equal semi-annual installments with interest at eight percent (8%) per annum with each of the claimants retaining a lien on their respective collateral and in the event of a disposition of that collateral by the Debtors, each claimant retaining its respective lien on the cash produced from such disposition.

     15. This Court finds as a matter of law that the Plan complies with the fair and equitable test required under 11 U.S.C. ss.1129(b)(1) with respect to each class of claims or interests that is impaired and which has not accepted the Plan as is more fully set forth above. While not expressly set forth in the Code, 11 U.S.C. ss.1129(b) also requires that, as to each class of claims or interests that is impaired under the plan and which has not accepted the plan, that no junior class retain any interest in property of the debtor. This concept, known as the absolute priority rule, generally becomes an issue when the general unsecured creditors have rejected the plan and existing equity will retain an ownership interest under the plan. That is not the case here since:
(i) Class 5 consisting of the Allowed Claims of General Unsecured Creditors have accepted the Plan overwhelming; and, (ii) existing equity interests are being canceled and new stock issued to Greenwich and Conseco. To the extent that it would be necessary to comply with the absolute priority rule, this Court finds that the Debtors have met the so-called new value exception as a result of the capital contributions being made both in the form of equity and a working capital loan by Conseco and Greenwich. While not bound by Coltex Loop Central III, L.P. v. BT/Sap Pool

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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Sea Associates, 138 F.3d 39 (2nd Cir. 1998), this Court believes that this Plan would meet the stringent requirements of Coltex Loop Central. To the extent that the absolute priority rule may be applicable in this case with respect to the rejection of the Plan by Classes 7 and 8 (existing equity interests), this Court finds that the new value exception has been satisfied and that the Plan is therefore fair and equitable as to all impaired classes that have not accepted the Plan as is required by the express provisions of 11 U.S.C. ss.1129(b)(1).

                                     RULINGS
                                     -------

     Based upon findings of fact and conclusions of law as set forth above, the Court makes the following rulings:

     16. The Plan has been accepted in writing by the creditors and equity holders whose acceptance is required by law. The Plan is in all respects confirmed pursuant to Section 1129 of the Bankruptcy Code, and all of its terms and provisions are hereby approved. The terms and provisions of the Plan are incorporated into this Order by reference. In the event of any conflict between the terms and provisions of the Plan and terms and provisions of this Order, the terms and provisions of this Order shall control.

     17. The provisions of the Plan and this Confirmation Order are binding on the Debtors, each creditor and interest holder and each and every other party in interest in these cases and the Reorganized Debtors are authorized and directed to take such steps as may be required to carry out the Plan.

     18. The Debtors shall pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. ss.1930(a)(6) within ten (10) days of the entry of this order for pre-confirmation periods and simultaneously provide to the United States Trustee an appropriate

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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affidavit indicating the cash disbursements for the relevant period; and the
Reorganized Debtors shall further pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. ss.1930(a)(6) for post-confirmation periods within the time set forth in 28 U.S.C. ss.1930(a)(6), until the earlier of the closing of this case by the issuance of a Final Decree by the Court, or upon the entry of an Order by this Court dismissing this case or converting this case to another chapter under the United States Bankruptcy Code, and the party responsible for payment the post-confirmation United States Trustee fees shall provide the United States Trustee upon the payment of each post-confirmation payment an appropriate affidavit indicating all the cash disbursements for the relevant period.

     19. The Debtors shall pay the Clerk of the Court any outstanding fees and costs within ten (10) days of the entry of this Order.

     20. The Court hereby retains jurisdiction as provided in the Plan.

     21. Arthur Halsey Rice of Rice & Robinson, P.A. ("Rice") is hereby designated as the Disbursing Agent without bond and shall make the initial distribution of funds pursuant to the provisions of the Plan on the Effective Date. All payments thereafter shall be made by the Debtors. The lump sum payment of Two Million Thirty Thousand Dollars ($2,030,000.00) for payment to the holders of Allowed Class 5 Claims to be made on the Effective Date shall be made by the Disbursing Agent transferring that sum (the "Unsecured Claims Funds") to the Reorganized Debtors which shall deposit the Unsecured claims Funds in a segregated, interest bearing, deposit account (the "Unsecured Claims Account"). Such transfer made by the Disbursing Agent to the Reorganized Debtors on the Effective Date shall constitute commencement of distribution under the Plan as that term is described in connection with the

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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concept of substantial consummation. The Unsecured Claims Account and any interest credited thereto shall be maintained for the sole use and benefit of holders of allowed general unsecured claims pending the adjudication of all objections to general unsecured claims or such earlier time(s) as the Court may deem reasonably practical upon the motion of the Committee only. Counsel for the Committee shall notify the Reorganized Debtors in writing of the conclusion of the claims objection process and the allowed amounts of all general unsecured claims subject thereof whereupon the Reorganized Debtors shall calculate and distribute the pro rata amount due to each holder of an allowed general unsecured claim and file a certificate with the Court setting forth the amounts so paid. Absent manifest error, the Reorganized Debtors may conclusively rely upon Committee's counsel's written notice. Copies of the Reorganized Debtors' certificate shall be served on counsel for the Committee.

     22. Not later than sixty (60) days after this order becomes final, the Disbursing Agent shall file a final report on the local form approved by this Court. The Disbursing Agent's obligations shall be limited to reflecting the disbursements of the funds he has in his trust account. The Debtors shall be responsible for filing a final report of the estate. The failure to timely file the report of estate and motion for final decree closing case shall result in the imposition of sanctions against the Debtors.

     23. This Court shall conduct a post-confirmation status conference pre-Effective Date on October 19, 1998 at 9:30 a.m. at the United States Courthouse, Courtroom ________, 299 East Broward Boulevard, Ft. Lauderdale, Florida to determine (i) whether the Debtors have complied with the provisions of this order; and, (ii) for other matters properly noticed. At the status conference, the Court will consider the propriety of dismissal of this case or conversion of

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
                                 through and including CASE NO. 98-21972-BKC-PGH


this case to chapter 7 and/or the imposition of sanctions against the Debtors for failure to comply with the provisions of this order or other orders of Court.

     24. Notwithstanding any provision in the Plan or in this order to the contrary, nothing in the Plan or this order shall be construed to modify the Greenwich Term Sheet which is attached to the Amended Disclosure Statement as
Exhibit 3, including without limitation, the provisions in the Greenwich Term Sheet defining the respective rights of Greenwich and Conseco to receive payments, dividends and/or distributions from the Reorganized Debtors.

     25. First Financial Acceptance, Inc. ("FFA") has agreed to withdraw its Limited Objection to Confirmation of the Plan (C.P. 558) in consideration of an overall settlement of claims between the Debtors, FFA and the Committee as announced by the parties at the Confirmation Hearing. Upon the Effective Date, the Debtors shall waive and release any and all claims they may have against FFA and FFA shall waive and release any and all claims it has against any of the Debtors, provided, however, FFA shall be allowed a Class 5 unsecured claim in the amount of Twenty-Five Thousand Dollars ($25,000.00) and the Debtors and Committee shall withdraw their joint objections to the FFA claims to such extent. With the exception of the Allowed Twenty-Five Thousand Dollar ($25,000.00) Class 5 Claim, on the Effective Date of the Plan, NAL and FFA shall exchange mutual, unlimited general releases which shall be binding on FFA, the reorganized NAL, the Committee and the Debtors' estates.

     PURSUANT TO FEDERAL RULE OF BANKRUPTCY PROCEDURE 9019 AND APPLICABLE LOCAL RULES ANY CREDITOR OR PARTY IN INTEREST WISHING TO OBJECT TO THE SETTLEMENT BETWEEN THE DEBTORS, FFA AND THE COMMITTEE SHALL FILE AN OBJECTION WITH THIS COURT AND SERVE IT

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                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
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UPON COUNSEL FOR THE DEBTORS, FFA AND THE COMMITTEE WITHIN FIFTEEN (15) DAYS OF
THE DATE OF THIS ORDER AND HAVE SAME SET FOR HEARING PRIOR TO THE EFFECTIVE DATE OF THE PLAN.

     26. Confirmation of the Debtors' Plan shall not have and shall not be deemed to have any effect on the determination of who, as between Textron, the Debtors and the Reorganized Debtors has liability for the return or repayment of consumer and other customer deposits related to the Textron Loan and Lease Portfolios (as such are defined in that certain Settlement Agreement by and amongst the Debtors, Textron and the Committee attached to the Amended Disclosure Statement as Exhibit 5). Such issue will be determined by separate order of this Court.

     27. Susquehanna Bank's "limited objection" is overruled. This Order shall not constitute an interpretation of the scope of the release provision in
Exhibit 2 to the Amended Disclosure Statement and therefore shall not be res judicata as to issues relating thereto.

     28. Based upon the unique facts and circumstances of this case, including but not limited to the time constraints which were imposed on the Limited Liability Parties with respect to completing the plan process, the quite reasonable amounts that the Limited Liability Parties have charged as professional fees and the complex nature of this case, the release provisions contained in Art. 10, Section H, Limitation of Liability, P.10.11 are expressly approved except that the time period for the filing of civil actions against the Limited Liability Parties as defined in the Plan is extended to November 22, 1998. This provision should not be interpreted as precedent granting or general authority for approving and authorizing releases for professionals and others

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in chapter 11 plans. This provision is intended to deal with the objection to confirmation filed by the United States Trustee.

     29. Bankers Trust's Limited Objection is overruled for the reasons set forth above. Notwithstanding anything to the contrary, Bankers Trust and the Noteholders preserve their rights to pursue their proofs of claim and confirmation of the Plan shall not be deemed to constitute the determination of whether Bankers Trust and the Noteholders have released their claims. The allowance of Bankers Trust's proofs of claim shall be determined by separate order of the Court after a hearing or presentation of a proposed settlement agreement. Nothing contained herein shall be deemed to be a ruling on either Bankers Trust's claims or NAL's defenses including the defense of release.

     30. The term sheet agreements attached to the Amended Disclosure Statement as Exhibits 2, 3, 4 and 6 are hereby approved in all respects except as amended by the Plan..

     31. Each of Stroock & Stroock & Lavan LLP, as counsel to the Official Committee of Unsecured Creditors, and counsel to the Reorganized Debtors are authorized and empowered to continue to prosecute objections to claims herein, and the fees and expenses of such counsel in connection therewith shall be paid by the Reorganized Debtors, as more fully set forth in Section 5.12 of the Plan and Section 4.25 of the Amended Disclosure Statement.

     32. Rice & Robinson, P.A. are hereby discharged from any further responsibility in this case except as set forth above with respect to the requirements for Rice to act as Disbursing Agent and to file the required report with this Court reflecting the disposition of the funds held in Rice's trust account. Rice & Robinson, P.A. and Rice shall have no other responsibility for continuing obligations in this case and the Debtors are hereby directed to obtain counsel forthwith

                          Substantively Consolidated Case Nos.  98-21966-BKC-PGH
                                 through and including CASE NO. 98-21972-BKC-PGH

and certainly in time to meet all of their obligations pursuant to the Code, the Plan and the Orders of this Court. Rice & Robinson, P.A. shall cooperate with the transition to new counsel. The Reorganized Debtors shall be responsible for the payment of any fees and costs incurred by Rice acting as Disbursing Agent or in connection with the transition to new counsel and shall provide the names, addresses and amounts of all disbursements to be made, other than the professional fees awarded on September 22, 1998, to Rice over the signature of William Dyer as CEO which shall render the Reorganized Debtors responsible for ascertaining the amount of such disbursements. Rice's only obligation shall be to act on such instructions and to return the excess, if any, net of the Disbursing Agents fees and costs and fees related to the transition, to the Reorganized Debtors.

     DONE AND ORDERED in the Southern District of Florida, this 30th day of September, 1998.


                               /s/ Paul Hyman
                               --------------------------------------
                               HONORABLE PAUL G. HYMAN
                               U.S. BANKRUPTCY JUDGE

Copies furnished to:
Arthur Halsey Rice, Esquire


Attorney Rice is instructed to serve a conformed copy of this Order upon all interested parties immediately upon receipt.





                                          Page 17 of 17

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